Date:   2019

Sellers as listed in Schedule 1 Dito, Inc. as Buyer

Share Exchange Agreement

for the purchase of the entire issued share capital of Dito UK Limited

Fieldfisher Riverbank House 2 Swan Lane London EC4R 3TT

Contents

No. Heading

i

THIS AGREEMENT is made the   day of  2019

BETWEEN:

(1) Those persons whose names and addresses are set out in column (1) of Schedule 1 (the "Sellers"); and

(2) DITO, INC a company registered in the State of Delaware (State file number 7527556) whose registered office is at 850 New Burton Road, Suite 201, Dover, County of Kent, Delaware 19904 (the "Buyer").

IT IS AGREED as follows:

1. Definitions and Interpretation

1.1 In this Agreement:

"Company" means Dito UK Limited, a private limited company registered in England;

"Completion" means completion of the sale and purchase of the Sale Shares by the performance by the parties of their respective obligations in Clauses 4.2 and 4.3;

"Consideration Shares" means 24,493,325 shares of $0.001 each in the capital of the Buyer proposed to be allotted and issued by the Buyer to the Sellers in consideration for the Sale Shares;

"NASDAQ" means the recognised securities exchange known as the National Association of Securities Dealers Automated Quotations System; and

"Sale Shares" means the existing issued 979,733 ordinary shares of £1.00 each in the capital of the Company.

1.2 In this Agreement, unless the contrary intention appears, a reference to:

(a) any party to this Agreement includes a reference to its successors and permitted assigns; and

(b) the singular includes the plural and vice versa, and reference to any gender includes the other genders.

2. Sale of the Sale Shares

2.1 Each Seller agrees to sell with full title guarantee and free from encumbrances and the Buyer agrees to buy, the Sale Shares set opposite such Seller's name in column (2) of Schedule 1 on the terms of this Agreement.

2.2 Each Seller covenants that the Sale Shares set opposite such Seller's name in column (2) of Schedule 1 are fully paid up (or credited as fully paid up) and the Sellers covenant that the Sale Shares constitute the entire issued share capital of the Company.

2.3 Until such time as the Buyer is registered as the holder of the Sale Shares in the statutory registers of the Company, each Seller shall hold their respective Sale Shares (and all dividends and all rights in respect of or arising out of the Sale Shares) in trust for the Buyer, and shall only deal with the Sale Shares and all such dividends and other rights as expressly directed by the Buyer.

3. Consideration

The consideration for the sale of the Sale Shares shall be the allotment and issue of the Consideration Shares by the Buyer to the Sellers in accordance with Clause 4.3.

4. Completion

4.1 Completion will take place on the date of this Agreement, when each of the events set out in Clauses 4.2 and 4.3 must occur.

4.2 At Completion, the Sellers shall deliver to the Buyer:

(a) duly completed and executed transfers of the Sale Shares in favour of the Buyer;

(b) the original certificates in respect of the Sale Shares (or an executed deed of indemnity in favour of the Company for any lost certificates);

(c) the originals of the certificate of incorporation, statutory registers and minute books of the Company and all other members of the Group; and

(d) minutes of a board meeting of the Company at which the transfers referred to in paragraph (a) above were approved.

4.3 At Completion, the Buyer shall allot and issue to each Seller the number of Consideration Shares set opposite such Seller's name in column (3) of Schedule 1, credited as fully paid together with a share premium of US$2.499 paid in respect of each Consideration Share (such that each Consideration Share shall be issued for an issue price of US$2.50) and free from encumbrances and on terms that the Consideration Shares will rank pari passu with the existing shares of $0.001 each in the capital of the Buyer as at the date of allotment.

4.4 As soon as reasonably practicable following Completion the Buyer shall arrange for the name of each Seller to be entered into the register of members of the Buyer as holder of the relevant Consideration Shares and execute and deliver appropriate share certificates to the Sellers in respect of the Consideration Shares.

4.5 Both parties shall be aware that there are restrictions on each of the Sellers' ability to resell the Consideration Shares and it is each of the Sellers' responsibility to consult their own advisors to find out what those restrictions are and to comply with them before selling the Consideration Shares.

4.6 Each of the parties understands and agrees that as a condition to receiving its Consideration Shares it must enter into a lock-up agreement in the form of Schedule 2 with Buyer which will restrict each Seller from selling or transferring, directly or indirectly its Consideration until the 12th  month anniversary from the date any share in the Company has been listed on the NASDAQ.

5. General Provisions

5.1 Each party undertakes promptly (at its own expense) to execute all such documents, and do all such acts and things, as the other may from time to time reasonably require on and following Completion to give full effect to this Agreement and the transactions contemplated by this Agreement.

5.2 No purported amendment or variation of this Agreement or any provision of this Agreement shall be effective unless it is in writing and duly executed by or on behalf of each of the parties.

5.3 Each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated by this Agreement.

5.4 A person who is not a party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

5.5 This Agreement is governed by English law, and the parties submit to the exclusive jurisdiction of the English courts for all purposes relating to this Agreement.

This Agreement has been entered into on the date stated at the beginning of this document.

Schedule 1

Details of the Sellers

(1) Name and address of Seller	(2) Number of Sale Shares	(3) Number of Consideration Shares
Andrew Eggleston 20 Anchor Terrace, 3-13 Southwark Bridge Road, London, SE1 9HQ	18,561	464,025
Jason Drummond 69 Cadogan Square, London, SW1X 0DY	227,380	5,684,500
Keith Gardner The Lodge, Church Close, Kensington Church Street, W8 4EZ	1,550	38,750
Martin Hughes c/o Toscafund Asset Management LLP 90 Long Acre, London. WC2E 9RA	13,085	327,125
Celestine Hughes c/o Toscafund Asset Management LLP 90 Long Acre, London. WC2E 9RA	13,085	327,125
Epsilon Investments PTE 111 North Bridge Road, 08-16 Peninsular Plaza, Singapore, 179098	268,257	6,706,425
Numis Securities Limited 10 Paternoster Sq., London EC4M 7LT	21,812	545,300
Helios G20 Fund Limited Akara Bldg, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands	2,185	54,625
Keeill Limited Knox House, 16-18 Finch Road, Douglas, Isle of Man, IM1 2PT	10,899	272,475
Crescent 4 Limited c/o Corporate Filing Services Limited, 4th Floor Harbour Centre, George Town, KY1-1107, Grand Cayman, Cayman Islands	4,357	108,925
Shelby Holdings Limited The Old Stables, Rue al'Or, St Peter Port, Guernsey, GY1 1QG	52,338	1,308,450

Fairfax Capital BV Herengracht 458, 1017 CA Amsterdam, Netherlands	97,518	2,437,950
Marianne Thoumsin 10ET Resid, Auteuil Bloc B, 2 Boulevard du Tenao, 98000, Monaco	38,979	974,475
Somlassate Traore Secteur 16, Ouagadougou 02, 02BP 5119, Kadiogo	39,963	999,075
Mikhail Churkin Perekopskaya Str, 30, Site 1, Fl. 147, Moscow, Russia	43,851	1,096,275
Marcel Kars Azzi BLDG, 1st Floor, Eldakhely Street, Beit Chaine, Jiyah (Chouf), Lebanon	41,902	1,047,550
Claudio Santini Residence, Frontera, Pobla, Medellin, Colombia	36,885	922,125
Balmoral Asset Management Limited A8 Fatima Building, Jabbar Bin Hayyan Street, Maysaloon, Sharjah, United Arab Emirates	42,876	1,071,900
Julian Parge 21 Ellis Street, London, SW1X 9AL	4,000	100,000
Benjamin Jones Casamayar, St Andrews Road, St Helier, JE2 3JH	250	6,250
Total	979,733	24,493,325

Schedule 2

Lock up Agreement

THIS LOCK UP AGREEMENT (the "Agreement") is entered into as of this.________ day of. _____________ , 2019 (the "Effective Date") by and between _______________________ (the "Shareholder") and Dito, Inc., a Delaware corporation (the "Company").

WHEREAS, the Shareholder and the Company are parties to that certain Share Exchange Agreement (the "Share Exchange Agreement") of even date herewith by and among the Company, Dito UK Limited, an English corporation ("Dito UK") and the ordinary shareholders of Dito UK, pursuant to which the Company acquired Dito UK in exchange for shares of its common stock, par value $0.001 per share (the "Common Stock").

WHEREAS, as consideration under the Share Exchange Agreement, the Shareholder was issued an aggregate of _______ shares of Common Stock at the closing of the Share Exchange Agreement (the "Consideration Shares").

WHEREAS, as a condition of the Share Exchange Agreement, the Shareholder agreed to restrict the sale, assignment, transfer, encumbrance or other disposition of the Consideration Shares by the Shareholder as hereinafter provided.

NOW THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. LOCK UP OF SHARES; PERMITTED LEAK OUTS.

(a) The Shareholder hereby agrees that, the Shareholder will not during the period commencing on the Effective Date and ending on twelfth (12th) month from the date the Company's shares are listed and posted for trading on NASDAQ (the "Lock Up Period") (i) offer, pledge, gift, donate, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Consideration Shares, or (ii) enter into any swap, option (including, without limitation, put or call options), short sale, future, forward or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Consideration Shares ((i) and (ii) being hereinafter collectively referred to as the "Lock Up").

(b) On the termination of the Lock Up Period, ________ Consideration Shares shall be released from the Lock Up.

(c) The Shareholder hereby authorizes the Company during the relevant Lock Up Period to cause any transfer agent for the Consideration Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to the Consideration Shares subject to the Lock Up for which the Shareholder is the record holder and, in the case of Consideration Shares subject to this Agreement for which the Shareholder is the beneficial but not the record holder, agrees during the Lock Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to the Consideration Shares subject to the Lock Up, if such transfer would constitute a violation or breach of this Agreement.

(d) Notwithstanding the foregoing, upon the prior written consent of the Company the Shareholder may transfer (the "Permitted Transfer") Consideration Shares as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member; provided that each transferee, donee or distributee of the Consideration Shares shall sign and deliver to the Company a lock-up letter substantially in the form of this letter contemporaneously with such transaction.

(e) Following the release of the Consideration Shares from the Lock Up, the Shareholder agrees to limit the resales of such Consideration Shares in the public market as follows:

(i) if the daily average trading volume on all trading markets on which the Common Stock is then quoted or listed (i) is less than 30,000 shares of Common Stock, the Shareholder shall not sell more than 1,000 shares per trading day; (ii) is greater than 30,000 shares of Common Stock, but less than 100,000 shares, the Shareholder shall not sell more than 5,000 shares per trading day; and (iii) is greater than 100,000 shares, the Shareholder shall not sell more than 50,000 Shares; and

(ii) any permitted resales by the Shareholder shall be at the then current bid price of the Common Stock.

3. TRANSFER; SUCCESSOR AND ASSIGNS.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. As provided above, any Permitted Transfer shall require the transferee to execute a lock up agreement in accordance with the same terms set forth herein.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4. COMPLIANCE WITH SECURITIES LAWS.  In the event of a Permitted Transfer, as a condition to the Company agreeing to such Permitted Transfer, the Shareholder shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company, to the effect that the transfer is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") and that the transfer otherwise complies with the terms of this Agreement.

5. LEGENDS.

(a) The Shareholder hereby agrees that each outstanding certificate representing the Consideration Shares shall during the Lock Up Period, in addition to any other legends as may be required in compliance with Federal securities laws, bear a legend reading substantially as follows:

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A LOCK UP AGREEMENT DATED [●], 2019, BETWEEN DITO, INC. (THE "ISSUER") AND THE SHAREHOLDER LISTED ON THE FACE HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE PROVIDED TO THE HOLDER HEREOF UPON REQUEST. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH LOCK UP AGREEMENT.

(b) A copy of this Agreement shall be filed with the corporate secretary of the Company, shall be kept with the records of the Company and shall be made available for inspection by any Shareholder of the Company.  In addition, a copy of this Agreement shall be filed with the Company's transfer agent of record.

6. NO OTHER RIGHTS.  The Shareholder understands and agrees that the Company is under no obligation to register the sale, transfer or other disposition of the Consideration Shares under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

7. SPECIFIC PERFORMANCE.  The Shareholder acknowledges that there would be no adequate remedy at law if the Shareholder fails to perform any of its obligations hereunder, and accordingly agrees that the Company, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Shareholder under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 7 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

8. NOTICES.  All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Company at its principal offices and to the Shareholder at the address last appearing on the books and records of the Company.

9. RECAPITALIZATIONS AND EXCHANGES AFFECTING SHARES.  Except as otherwise provided herein, the provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Consideration Shares, to any and all shares of capital stock or equity securities of the Company which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

10. GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in the State of Delaware.  The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding.  The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in the State of Delaware and hereby further irrevocably waive any claim that any suit, action or proceeding brought in the State of Delaware has been brought in an inconvenient form.

11. COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12. ATTORNEYS' FEES.  If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

13. AMENDMENTS AND WAIVERS.  Any term of this Agreement may be amended with the written consent of the Company and the Shareholder.  No delay or failure on the part of the Company in exercising any power or right under this Agreement shall operate as a waiver of any power or right.

14. SEVERABILITY.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15. CONSTRUCTION.  This Agreement has been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

16. ENTIRE AGREEMENT.  This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Signatories:

SIGNED by ANDREW EGGLESTON:

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SIGNED by JASON DRUMMOND:

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SIGNED by KEITH GARNER:

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SIGNED by MARTIN HUGHES:

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SIGNED by CELESTINE HUGHES:

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SIGNED for and on behalf of EPSILON INVESTMENTS PTE LTD:

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SIGNED for and on behalf of NUMIS SECURITIES LIMITED:

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SIGNED for and on behalf of Helios G20 FUND LIMITED:

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SIGNED for and on behalf of KEEILL LIMITED:

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SIGNED for and on behalf of CRESCENT 4 LIMITED:

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SIGNED for and on behalf of SHELBY HOLDINGS LIMITED:

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SIGNED for and on behalf of FAIRFAX CAPITAL BV:

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SIGNED by MARIANNE THOUMSIN:

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SIGNED by SOMLASSATE TRAORE:

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SIGNED by MIKHAIL CHURKIN:

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SIGNED by MARCEL KARS:

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SIGNED by CLAUDIO SANTINI:

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SIGNED for and on behalf of  BALMORAL ASSET MANAGEMENT LIMITED:

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SIGNED for and on behalf of DITO, INC:

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